ACQUISITIONS AND DIVESTITURES	6 Months Ended
Jun. 30, 2019
Business Combinations and Discontinued Operations [Abstract]
Acquisitions and Divestitures
DIVESTITURES
A) Nevada Joint Venture
On March 10, 2019, we entered into an implementation agreement with Newmont Mining Corporation, now Newmont Goldcorp Corporation, ("Newmont Goldcorp") to create a joint venture combining our respective mining operations, assets, reserves and talent in Nevada, USA. This includes Barrick's Cortez, Goldstrike, Turquoise Ridge and Goldrush properties and Newmont's Carlin, Twin Creeks, Phoenix, Long Canyon and Lone Tree properties. Barrick will be the operator of the joint venture and will own 61.5%, with Newmont Goldcorp owning the remaining 38.5% of the joint venture. On July 1, 2019, the transaction concluded establishing Nevada Gold Mines LLC. We have determined that Barrick controls Nevada Gold Mines LLC and we will begin consolidating the operating results, cash flows and net assets from July 1, 2019.

We have determined that the transaction to acquire the former Newmont Goldcorp mines represents a business combination with Barrick identified as the acquirer. We are undertaking a purchase price exercise to determine the fair value of the former Newmont Goldcorp mines and the results will be presented in our third quarter of 2019 results. The Barrick mines in which we held 100% prior to the creation of Nevada Gold Mines will continue to be accounted for at historical cost and will be consolidated with a non-controlling interest. The Turquoise Ridge mine was historically accounted for as a joint operation and following its contribution to Nevada Gold Mines, will be consolidated with a non-controlling interest. Therefore it will be remeasured to fair value and a gain/loss will be recognized in the third quarter of 2019.

B) Randgold Resources Limited Merger
On January 1, 2019, we acquired 100% of the issued and outstanding shares of Randgold Resources Limited (the “Merger”). Each Randgold shareholder received 6.1280 common shares of Barrick for each Randgold share, which resulted in the issuance of 583,669,178 Barrick common shares. After this share issuance, Barrick shareholders owned 66.7%, while former Randgold shareholders owned 33.3%, of the shares of the combined company. We have determined that this transaction represents a business combination with Barrick identified as the acquirer. Based on the December 31, 2018 closing share price of Barrick’s common shares, the total consideration of the acquisition was $7.9 billion. We began consolidating the operating results, cash flows and net assets of Randgold from January 1, 2019.

Randgold was a publicly traded mining company with ownership interests in the following gold mines: Kibali in the Democratic Republic of Congo; Tongon in Côte d’Ivoire; Loulo-Gounkoto and Morila in Mali; and the Massawa project in Senegal. The following table includes the joint arrangements and entities other than 100% owned subsidiaries.

	Place of business	Entity type	Economic interest[1]	Method
Loulo	Mali	Subsidiary	80%	Consolidation
Gounkoto	Mali	Subsidiary	80%	Consolidation
Tongon	Côte d’Ivoire	Subsidiary	89.7%	Consolidation
Kibali	Democratic Republic of Congo	JV	45%	Equity Method
Morila	Mali	JV	40%	Equity Method

[1]	Unless otherwise noted, all of our joint arrangements are funded by contributions made by the parties sharing joint control in proportion to their economic interest.

The tables below present the purchase cost and our preliminary allocation of the purchase price to the assets and liabilities acquired. This allocation is preliminary as we have not had sufficient time to complete the valuation process. We have made minor adjustments in the second quarter and there may be further adjustments to the estimated fair values as the valuation work is finalized, which we expect to complete by the end of 2019.

Purchase Cost
Fair value of equity shares issued	$7,903
Fair value of restricted shares issued	6
Fair value of consideration	$7,909

Preliminary Fair Value at Acquisition
Assets
Cash	$751
Other current assets	323
Equity in investees	3,179
Property, plant and equipment	3,903
Other assets	230
Goodwill	1,661
Total assets	$10,047

Liabilities
Current liabilities	$474
Deferred income tax liabilities	693
Provisions	55
Debt[1]	31
Total liabilities	$1,253
Non-controlling interests	885
Net assets	$7,909

[1]	Debt mainly relates to leases as a result of adopting IFRS16.

In accordance with the acquisition method of accounting, the acquisition cost has been allocated to the underlying assets acquired and liabilities assumed, based primarily upon their estimated fair values at the date of acquisition. We primarily used a static discounted cash flow model (being the net present value of expected future cash flows) to determine the fair value of the mining interests, and used a replacement cost approach in determining the fair value of buildings, plant and equipment. Expected future cash flows are based on estimates of projected future revenues, expected conversions of resources to reserves, expected future production costs and capital expenditures based on the life of mine plan as at the acquisition date. The excess of acquisition cost over the net identifiable assets acquired represents goodwill.

Goodwill arose on the acquisition principally because of the following factors: 1) it significantly strengthened Barrick’s position in the industry relative to high-quality gold reserves in many of the world’s most prolific gold districts, positioning the Company for sustainable growth; 2) it included the acquisition of a proven management team, with a shared vision and commitment to excellence, and a powerful financial base that will support sustainable investment in growth; and 3) the recognition of a deferred tax liability for the difference between the assigned values and the tax bases of assets acquired and liabilities assumed at amounts that do not reflect fair value. The goodwill is not deductible for income tax purposes.
The fair value of accounts receivable is $193 million, which is equivalent to the contractual amount.

Prior to the Merger, Randgold had received various tax claims from the State of Mali in respect of its Mali operations, which totaled $267.7 million as at January 1, 2019. The total amount of the various tax claims, not including advances made in good faith to date, stood at $275 million at the end of the second quarter of 2019. The Company has a provision of $60 million recorded for the estimated final amount to settle the various tax claims. Refer to note 17 for further details.

Since it has been consolidated from January 1, 2019, Randgold contributed revenue of $330 million and $628 million, respectively, for the three and six months ended June 30, 2019 and net income of $31 million and $60 million, respectively, for the three and six months ended June 30, 2019.

Acquisition related costs of approximately $37 million were expensed in the prior year and were presented as part of corporate development costs in exploration, evaluation & project expense.